EXHIBIT 99.1

ANADIGICS ANNOUNCES THAT ITS BOARD OF DIRECTORS HAS DECLARED A COMPETING BIDDER'S PROPOSAL TO ACQUIRE THE COMPANY AT A PER-SHARE PRICE OF $0.81 TO BE A "SUPERIOR OFFER" AND CLARIFIES THE PROCEDURE FOR BRINGING THE AUCTION PROCESS TO A CLOSE

WARREN, N.J., February 22, 2016 — ANADIGICS, Inc. (Nasdaq: ANAD) (“ANADIGICS” or the “Company”) today announced that it received from II-VI Incorporated (“II-VI”) on February 20, 2016 a further revised set of proposed amendments and agreements (the “February 20, 2016 II-VI Proposed Amendment”) to the previously announced January 15, 2016 agreement and plan of merger pursuant to which an affiliate of II-VI has offered to acquire all of the outstanding shares of ANADIGICS common stock on a fully diluted basis for $0.66 per share net in cash, pursuant to an all-cash tender offer and second-step merger (the "II-VI Merger Agreement").  While the February 20, 2016 II-VI Proposed Amendment contains changes to certain of the terms set forth in the proposed amendments and agreements delivered by II-VI to the Company on February 18, 2016, it maintains the proposed per-share offer price of $0.73.

Subsequently on February 20, 2016, the competing bidder ("Party B") whose February 16, 2016 acquisition proposal the Company announced on February 17, 2016 had been determined by the Company's Board of Directors to be a "Superior Offer," as defined in the II-VI Merger Agreement, delivered to the Company an amendment to its February 17, 2016 acquisition proposal that increases Party B's per-share offer price from $0.78 to $0.81 (the "February 20, 2016 Party B Proposed Merger Agreement"). After consultation with its financial and legal advisors, the Company's Board of Directors has unanimously determined in good faith that the February 20, 2016 Party B Proposed Merger Agreement is an Acquisition Proposal that constitutes a Superior Offer, as those terms are defined in the II-VI Merger Agreement.

In accordance with the terms of the II-VI Merger Agreement, the Company has notified II-VI of the February 20, 2016 Party B Proposed Merger Agreement and the determination by the Company's Board of Directors that said Acquisition Proposal constitutes a Superior Offer, as defined in the II-VI Merger Agreement. As provided in the II-VI Merger Agreement, II-VI has two (2) business days (until the close of business on February 23, 2016) by which to deliver to the Company an acquisition proposal that it believes would cause the February 20, 2016 Party B Proposed Merger Agreement to no longer constitute a Superior Offer.

In light of the negative effects on the Company's business and financial condition, including its cash-flow, that the prolonged auction process in which the Company has been engaged since November 2015 (the "Auction Process") has had, the Company's Board of Directors has determined that the Auction Process must soon come to an end. The Board of Directors, after consultation with its financial and legal advisors, as well as the Company's management, has determined that, if the Auction Process is permitted to continue beyond February 2016 and the Company is therefore unable by March 1, 2016 or thereabout to execute a definitive merger agreement or amended merger agreement (along with the loan and other agreements ancillary thereto) with II-VI or Party B, the Company's business and financial condition, including its cash position, could be irreparably harmed, potentially rendering the Company unable to enter into any merger transaction and thereby denying the Company's stockholders the value of said transaction. Accordingly, in furtherance of its continuing efforts to obtain the highest per-share merger offer price for the Company's stockholders, while protecting the stockholders against the irreparable harm to the Company's business/financial condition (including cash-flow condition) and inability to consummate a merger transaction that could result if the Company were forced to further delay its execution of a definitive merger agreement or amended merger agreement (and the agreements ancillary thereto), the Company's Board of Directors has determined that the Auction Process will proceed as follows, subject to the terms of the II-VI Merger Agreement:

(a)

If II-VI does not deliver to the Company by the close of business on February 23, 2016, in accordance with the two-business-day period provided by the II-VI Merger Agreement, a further proposed amendment to the II-VI Merger Agreement that, in the good-faith determination of the Board of Directors after consultation with its financial and legal advisors, causes the February 20, 2016 Party B Proposed Merger Agreement to no longer constitute a Superior Offer, as defined in the II-VI Merger Agreement, the Board of Directors will direct the Company to enter into the February 20, 2016 Party B Proposed Merger Agreement, along with all ancillary agreements, as promptly as practicable after February 23, 2016.

(b)

If II-VI does deliver to the Company by the close of business on February 23, 2016, in accordance with the two-business-day period provided by the II-VI Merger Agreement, a further proposed amendment to the II-VI Merger Agreement that, in the good-faith determination of the Board of Directors after consultation with its financial and legal advisors, causes the February 20, 2016 Party B Proposed Merger Agreement to no longer constitute a Superior Offer, as defined in the II-VI Merger Agreement, the Company's Board of Directors will direct the Company to enter into the II-VI Merger Agreement as further amended, along with all ancillary agreements, as promptly as practicable after February 23, 2016. In addition, the Company's Board of Directors will decline to consider a further amendment, if any, to the February 20, 2016 Party B Proposed Merger Agreement that is received by the Company after 11:59 p.m. New York City time on February 24, 2016.

(c)

If Party B elects to deliver to the Company by 11:59 p.m. on February 24, 2016 a further amendment to the February 20, 2016 Party B Proposed Merger Agreement and the Company's Board of Directors, after consultation with its financial and legal advisors, determines in good faith that Party B's further amended Proposed Merger Agreement constitutes a Superior Offer, as defined in the II-VI Merger Agreement, II-VI shall be accorded a final two-business-day period, in accordance with the II-VI Merger Agreement, by which to deliver to the Company a further proposed amendment to the II-VI Merger Agreement that it believes would cause Party B's further amended Proposed Merger Agreement to no longer constitute a Superior Offer. At the end of this two-business-day period, the Auction Process will terminate and the Company's Board of Directors will evaluate the final proposals received as of that date.

About ANADIGICS, Inc.

ANADIGICS, Inc. (NASDAQ: ANAD) (“ANADIGICS” or the “Company”) designs and manufactures innovative radio frequency (RF) solutions for the growing CATV infrastructure, small-cell, WiFi, and cellular markets. Headquartered in Warren, NJ, ANADIGICS offers RF products with exceptional reliability, performance and integration to deliver a unique competitive advantage to OEMs and ODMs for infrastructure and mobile applications. The Company’s award-winning solutions include line amplifiers, upstream amplifiers, power amplifiers, front-end ICs, front-end modules and other RF components. For more information, visit www.anadigics.com.

Safe Harbor Statement

Except for historical information contained herein, this press release contains projections and other forward-looking statements (as that term is defined in the Securities Exchange Act of 1934, as amended). These projections and forward-looking statements reflect the Company's current views with respect to future events and financial performance and can generally be identified as such because the context of the statement will include words such as "believe", "anticipate", "expect", "goal," "objective," "plan" or words of similar import. Similarly, statements that describe our future plans, objectives, estimates or goals are forward-looking statements. No assurances can be given, however, that these events will occur or that these projections will be achieved and actual results and developments could differ materially from those projected as a result of certain factors. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, as well as assumptions that if they materialize or prove incorrect, could cause results to differ materially from those expressed or implied by such forward-looking statements. Further, all statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. We assume no obligation and do not intend to update these forward-looking statements, except as may be required by law. Important factors that could cause actual results and developments to be materially different from those expressed or implied by such projections and forward-looking statements include those factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2014, and those discussed elsewhere herein.